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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 15,1999



                           AFG RECEIVABLES CORPORATION
             (Exact name of registrant as specified in its charter)



                                   CALIFORNIA
                            (State of Incorporation)



       33-99536                                            36-3792182
(Commission File Number)                       (IRS Employer Identification No.)


                       Oakmont Circle 1, 601 Oakmont Lane
                          Westmont, Illinois 60559-5549
               (Address of Principal Executive Officer) (Zip Code)


                                 (630) 953-6170
              (Registrant's telephone number, including Area Code)



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ITEM - 5:

         The Registrant entered into a certain Pooling and Servicing Agreement dated as of February 1, 1996 (the "Agreement") among the Registrant, AutoFinance Group, Inc., as Servicer, and The Chase Manhattan Bank (formerly known as Chemical Bank) as Trustee. Pursuant to the Agreement, a new series of certificates (the "1996-A Certificates") representing interests in the AFG Receivables Trust, 1996-A, was created. The 1996-A Certificates consist of three classes: the 5.45% Asset Backed Certificates, Class A; the 5.80% Asset Backed Certificates, Class B; and the Asset Backed Certificates, Class C. Reference is made to the Registration Statement, as amended, of Registrant on Form S-3, Registration No. 33-99536, under the Securities Act of 1933, as amended (the "Securities Act") and to the Prospectus Supplement thereto dated February 13, 1996, filed in connection therewith pursuant to Rule 424(b) of the Securities and Exchange Commission under the Securities Act, which describes further the Certificates and the offering thereof.

         On March 15, 1999, a distribution was made to the holders of the 1996-A Certificates. Specific information with respect to the distribution, as prepared by AutoFinance Group, Inc. as servicer, is filed as Exhibit 20 to this Current Report on Form 8-K and is incorporated herein by reference.


                                  EXHIBIT INDEX

                                                                    Sequentially
Exhibit No.                     Description                        Numbered Page
-----------                     -----------                        -------------

     20                Settlement Statement of the Trust for                4
                       the period ended February 28, 1999
                       and the related distributions made on
                       March 15, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 24, 1999                          AFG RECEIVABLES CORPORATION



                                               By /s/ Thomas R. Blend
                                                 -------------------------------
                                                      Thomas R. Blend
                                                      Vice President and
                                                      Chief Financial Officer